UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________

FORM 8-K
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2018 (December 31, 2017)
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InfoSonics Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4435 Eastgate Mall, Suite 320

San Diego, CA 92121
(Address of principal executive offices, including zip code)

(858) 373-1600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

Amendment No. 2 to Merger Agreement

On January 5, 2018, InfoSonics Corporation (the “Company”) entered into Amendment No. 2 to Agreement and Plan of Merger (the “Merger Amendment”) with Cooltech Holding Corp. (“Cooltech”) and the Company’s wholly-owned subsidiary, InfoSonics Acquisition Sub, Inc. (“Merger Sub’), pursuant to which the Agreement and Plan of Merger, dated as of July 25, 2017, as amended on September 14, 2017, by and among the Company, Cooltech and Merger Sub (the “Merger Agreement”) was amended to account for the reverse stock split that occurred on October 10, 2017, significantly reduce the total amount of Merger Consideration (as defined in the Merger Amendment), extend the End Date (as defined in the Merger Amendment) to March 14, 2018, and certain minor changes.

The foregoing description of the Merger Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the document, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Amendment No. 1 to Securities Purchase Agreement

On December 31, 2017, the Company entered into Amendment No. 1 to Securities Purchase Agreement (the “SPA Amendment”) with certain investors, pursuant to which the Securities Purchase Agreement, dated as of August 2, 2017, by and among the Company and certain investors was amended to, among other things, extend the termination date and the Closing Date (as defined in the SPA Amendment) from December 31, 2017 to January 5, 2018.

The foregoing description of the SPA Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the document which is attached hereto as Exhibit 2.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 2, 2018, the Company received a notification from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“NASDAQ”) indicating that the Company is not in compliance with NASDAQ Listing Rule 5620(a) due to its failure to hold an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year ended December 31, 2016.

The letter received from NASDAQ has no immediate effect on the listing of the Company’s common stock. Under NASDAQ Listing Rules, the Company has until February 16, 2018 to submit a plan to regain compliance. The Company submitted a plan of compliance to NASDAQ on January 4, 2018.  If the Company’s plan is accepted, NASDAQ can grant an extension of up to 180 calendar days from December 31, 2016, or June 29, 2018, to regain compliance.  The Company delayed its annual meeting because of the contemplated merger transaction that would be submitted to the Company’s stockholders for a vote.

No Offer or Solicitation

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where To Find It

The merger set forth in the Merger Agreement and Merger Amendment will be submitted to the stockholders of each of the Company for their consideration. The Company will file with the SEC an amendment to the Registration Statement on Form S-4 that will include a proxy statement/prospectus of the Company.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY

WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by InfoSonics free of charge by directing a request to Vernon A. LoForti, Vice President and Chief Financial Officer, InfoSonics Corporation, 4435 Eastgate Mall, Suite 320, San Diego, CA  92121, vern.loforti@infosonics.com; Phone: 858-373-1675.

Participants in the Solicitation

The Company, Cooltech, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the proposed transaction. Information regarding the interests of the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Company stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find more detailed information about the Company’s executive officers and directors in its Annual Report on Form 10-K, as amended, filed with the SEC on March 10, 2017 and April 27, 2017.

Item 9.01.Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of January 5, 2018, by and among Cooltech Holding Corp., InfoSonics Corporation and InfoSonics Acquisition Sub, Inc.
2.2	Amendment No. 1 to Securities Purchase Agreement, dated as of December 31, 2017, by and among InfoSonics Corporation and certain investors.
2.3	Amendment No. 2 to Securities Purchase Agreement, dated as of January 5, 2018, by and among InfoSonics Corporation and certain investors.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

Date:	January 5, 2018	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer